SUPPLEMENT TO THE JOHN HANCOCK SECTOR FUNDS PROSPECTUS DATED MAY 1, 2000
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On page 28, the financial highlights section is revised as follows to reflect
Technology Fund's 6-1 stock split on August 11, 2000:

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Figures audited by Ernst & Young LLP.

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Class A - period ended:                                          12/94       12/95      10/96(1)      10/97       10/98      10/99
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Per share operating performance
Net asset value, beginning of period                             $2.91       $2.97       $4.09        $4.30       $5.01    $4.74
Net investment income (loss)(2)                                  (0.04)      (0.04)(3)   (0.02)       (0.05)      (0.05)   (0.06)
Net realized and unrealized gain (loss) on investments and
 written options                                                  0.31        1.43        0.23         0.97        0.18     5.39
Total from investment operations                                  0.27        1.39        0.21         0.92        0.13     5.33
Less distributions:
 Distributions from net realized gain on investments sold and
 written options                                                 (0.21)      (0.27)         -         (0.21)      (0.40)   (0.04)
Net asset value, end of period                                   $2.97       $4.09       $4.30        $5.01       $4.74   $10.03
Total investment return at net asset value(4) (%)                 9.62       46.53        5.22(5)     21.90        3.95   113.09
Total adjusted investment return at net asset value(4) (%)          -        46.41(6)       -            -           -        -
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    52,193     155,001     166,010      184,048     186,259  523,013
Ratio of expenses to average net assets (%)                       2.16        1.67(3)     1.57(7)      1.51        1.50     1.35
Ratio of net investment income (loss) to average net assets (%)  (1.25)      (0.89)(3)   (0.68)(7)    (0.95)      (0.97)   (0.78)
Portfolio turnover rate (%)                                         67          70          64          104          86       61
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Class B - period ended:                                          12/94(8)    12/95      10/96(1)      10/97       10/98      10/99
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Per share operating performance
Net asset value, beginning of period                             $2.87       $2.95       $4.01        $4.20       $4.85    $4.55
Net investment income (loss)(2)                                  (0.06)      (0.07)(3)   (0.05)       (0.08)      (0.08)   (0.11)
Net realized and unrealized gain (loss) on investments and
 written options                                                  0.35        1.40        0.24         0.94        0.18     5.15
Total from investment operations                                  0.29        1.33        0.19         0.86        0.10     5.04
Less distributions:
 Distributions from net realized gain on investments sold and
 written options                                                 (0.21)      (0.27)         -         (0.21)      (0.40)   (0.04)
Net asset value, end of period                                   $2.95       $4.01       $4.20        $4.85       $4.55    $9.55
Total investment return at net asset value(4) (%)                10.02(5)    45.42        4.65(5)     21.04        3.20   111.70
Total adjusted investment return at net asset value(4) (%)          -        45.30(6)       -            -           -        -
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     9,324      35,754      50,949       65,851      77,999  553,359
Ratio of expenses to average net assets (%)                       2.90(7)     2.41(3)     2.27(7)      2.21        2.20     2.05
Ratio of net investment income (loss) to average net assets (%)  (1.98)(7)   (1.62)(3)   (1.38)(7)    (1.65)      (1.67)   (1.47)
Portfolio turnover rate (%)                                         67          70          64          104          86       61
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Class C - period ended:                                                                                                     10/99(8)
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Per share operating performance
Net asset value, beginning of period                                                                                       $7.71
Net investment income (loss)(2)                                                                                            (0.09)
Net realized and unrealized gain (loss) on investments and written options                                                  1.93
Total from investment operations                                                                                            1.84
Net asset value, end of period                                                                                             $9.55
Total investment return at net asset value(4) (%)                                                                          48.62(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                                              14,215
Ratio of expenses to average net assets (%)                                                                                 2.16(7)
Ratio of net investment income (loss) to average net assets (%)                                                            (1.57)(7)
Portfolio turnover rate (%)                                                                                                   61

(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Reflects voluntary fee reductions and expense limitations in effect during the year ended December 31, 1995, which amounted to $0.003 and $0.005 per share for Class A and Class B shares, respectively. Absent such reductions the ratio of expenses to average net assets would have been 1.79% and 2.53% for Class A and Class B shares, respectively, and the ratio of net investment loss to average net assets would have been (1.01%) and
    (1.74%) for Class A and Class B shares, respectively.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the adviser during the periods shown.
(7) Annualized.
(8) Class B and Class C shares began operations on January 3, 1994 and March 1, 1999, respectively.
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August 14, 2000
SECPS 8/00